UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017

Cision Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38140	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

130 East Randolph St., 7th Floor

Chicago, IL 60601

(Address of Principal Executive Offices) (Zip Code)

866-639-5087

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 29, 2017, Cision Ltd. (“Cision”) and Capitol Acquisition Corp. III (“Capitol”) announced that the previously announced transactions contemplated by the Agreement and Plan of Merger (as defined below) were consummated. In connection with the closing of the merger, the registrant changed its name from Capitol Acquisition Holding Company Ltd. to Cision Ltd.

Item 1.01.	Entry into Material Definitive Agreement.

As disclosed under the sections entitled “The Business Combination Proposal” and “The Merger Agreement” beginning at pages 58 and 76, respectively, of the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “Commission”) on June 15, 2017 by Cision (formerly known as Capitol Acquisition Holding Company Ltd. (“Holdings”)) and Capitol, Holdings entered into an Agreement and Plan of Merger, dated as of March 19, 2017 and amended as of April 7, 2017 (“Merger Agreement”), by and among Capitol, Holdings, Capitol Acquisition Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdings (“Merger Sub”), Canyon Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“Cision Owner”), and Canyon Holdings S.à r.l., a Luxembourg private limited liability company (“Cision LuxCo”).

The Merger Agreement provided for (i) Cision Owner to contribute to Holdings all of the share capital and convertible preferred equity certificates (“CPECs”) in Cision LuxCo in exchange for the issuance of 82,100,000 ordinary shares of Holdings and warrants to purchase 2,000,000 ordinary shares of Holdings, in each case subject to adjustment, plus the right to receive up to 6,000,000 ordinary shares in the future if certain price targets are met (the “Contribution and Exchange”) and (ii) Merger Sub to merge with and into Capitol with Capitol being the surviving corporation in the merger, with each outstanding share of Capitol common stock converting into one share of Cision and each outstanding warrant being automatically modified to represent the right to acquire one share of Cision (the “Merger,” together with the Contribution and Exchange and other transactions contemplated by the Merger Agreement, the “Transactions”). The Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”).

Item 2.01 of this Report discusses the consummation of the Transactions and various other transactions and events contemplated by the Merger Agreement which took place on June 29, 2017 (the “Closing”) and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Existing Registration Rights Agreement

In connection with the entry into the sponsor support agreement, dated as of March 19, 2017, by and among Capitol, Holdings, Cision Owner and Cision LuxCo and the other parties named therein (the “Support Agreement”), the parties to that certain registration rights agreement (the “Existing Registration Rights Agreement”), dated as of October 13, 2015, by and among Capitol and the other parties named therein, agreed to terminate the Existing Registration Rights Agreement and their rights and obligations thereunder upon the consummation of the Transactions. Accordingly, in connection with the Closing, the Existing Registration Rights Agreement was automatically terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 29, 2017, Capitol held an annual meeting of stockholders (the “Annual Meeting”) at which the Capitol stockholders considered and adopted, among other matters, the Merger Agreement. On June 29, 2017, the parties consummated the Transactions.

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At the Annual Meeting, holders of 490,078 shares of Capitol common stock sold in its initial public offering (“public shares”) exercised their rights to convert those shares to cash at a conversion price of approximately $10.04 per share, or an aggregate of approximately $4,920,236.10.

As consideration for its share capital and CPECs of Cision LuxCo, Cision Owner received at Closing an aggregate of 82,075,873 ordinary shares of Cision. Cision Owner also received warrants to purchase 1,969,841 ordinary shares of Cision. The amount of ordinary shares and warrants issued to Cision Owner at the Closing reflect certain adjustments made pursuant to the Support Agreement. Pursuant to the Merger Agreement, Cision Owner also has the right to receive up to an additional 6,000,000 ordinary shares in 2,000,000 share increments when Cision’s stock price reaches $13.00, $16.00 and $19.00 per share.

Each outstanding share of common stock of Capitol was converted into one ordinary share of Cision. The outstanding warrants of Capitol automatically entitle the holders to purchase ordinary shares of Cision upon consummation of the Transactions.

Immediately after giving effect to the Transactions (including as a result of the conversions described above and certain forfeitures of Capitol common stock and warrants immediately prior to the Closing), there were 120,512,402 ordinary shares and warrants to purchase 24,375,596 ordinary shares of Cision issued and outstanding. Upon the Closing, Capitol’s common stock, warrants and units ceased trading, and Cision’s ordinary shares and warrants began trading on the NYSE and NYSE MKT, respectively, under the symbol “CISN” and “CISN WS,” respectively. As of the closing date, Cision Owner owned approximately 68.1% of Cision’s outstanding ordinary shares and the former stockholders of Capitol owned approximately 31.9% of Cision’s outstanding ordinary shares.

As noted above, the per share conversion price of approximately $10.04 for holders of public shares electing conversion was paid out of Capitol’s trust account, which had a balance immediately prior to the Closing of approximately $326.3 million. Of the remaining funds in the trust account: (i) approximately $16.2 million was used to pay Capitol’s transaction expenses and (ii) the balance of approximately $305.2 million was released to Cision to be used for working capital and general corporate purposes, including to pay down a portion of Cision’s Second Lien Credit Facility.

Registration Rights Agreement

Cision Owner and affiliates of Mark D. Ein and L. Dyson Dryden, each now a director of Cision, have been granted certain rights, pursuant to the Registration Rights Agreement entered into at the Closing. Pursuant to the Registration Rights Agreement, the parties are entitled to have registered, in certain circumstances and subject to certain conditions set forth therein, the resale of the ordinary shares of Cision held by them. The registration rights described in this paragraph apply to (i) any ordinary shares issued in connection with the Transactions, (ii) any warrants or any ordinary shares issued or issuable upon exercise thereof, (iii) any capital stock of Cision or its subsidiary issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iv) any other ordinary shares held by persons holding securities described above (the “registrable securities”). Cision Owner is entitled to request that the company register its shares on a long-form or short-form registration statement on one or more occasions in the future, which registrations may be “shelf registrations.” In certain limited circumstances, the holder of a majority of registrable securities held by the affiliates of Messrs. Ein and Dryden will also be entitled to make demand registrations. The parties to the Registration Rights Agreement will also be entitled to participate in certain registered offerings by Cision, subject to certain limitations and restrictions. Cision will pay expenses of the parties incurred in connection with the exercise of their rights under the Registration Rights agreement. These registration rights are also for the benefit of any subsequent holder of the registrable securities; provided that any securities will cease to be registrable securities when they have been (a) sold or distributed pursuant to a “public offering,” (b) sold in compliance with Rule 144 or (c) repurchased by the company or its subsidiary; provided further, however, that any securities held by a person that, together with its affiliates, collectively beneficially owns less than 2% of the outstanding ordinary shares shall cease to constitute registrable securities at such time as such securities may be sold under Rule 144 without regard to volume and manner of sale restrictions.

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This summary is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is included as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Nominating Agreement

Pursuant to a Nominating Agreement entered into at the Closing, Cision Owner (or its affiliates) will have the right to designate nominees for election to Cision’s board of directors for so long as Cision Owner beneficially owns 5% or more of the total number of Cision’s ordinary shares then outstanding. The number of nominees that Cision Owner (or its affiliates) is entitled to nominate under the Nominating Agreement is dependent on its beneficial ownership of ordinary shares. For so long as Cision Owner beneficially owns a number of ordinary shares equal to or greater than 35%, 15% or 5%, respectively, of the total number issued and outstanding, Cision Owner will have the right to nominate three, two or one director(s), respectively. In addition, Cision Owner will have the right to designate the replacement for any of its designees whose board service has terminated prior to the end of the director’s term, regardless of Cision Owner’s beneficial ownership at such time. Cision Owner will also have the right to have its designees participate on committees of the board of directors, subject to compliance with applicable law and stock exchange listing rules. So long as GTCR LLC (“GTCR”) and its affiliates are the beneficial owners of a majority of the ordinary shares of Cision held by Cision Owner, Cision Owner will, upon the request of GTCR, assign all of its rights under the Nominating Agreement to GTCR (or one of its affiliates).

This summary is qualified in its entirety by reference to the text of the Nominating Agreement, which is included as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

Assignment and Assumption Agreement

Upon the Closing, Holdings, Capitol and Continental Stock Transfer & Trust Company (the “Warrant Agent”) entered into an Assignment and Assumption Agreement pursuant to which Holdings agreed to accept and assume all of Capitol’s rights, interests and obligations in and under the warrants and the related warrant agreement with the Warrant Agent. This summary is qualified in its entirety by reference to the text of the Assignment and Assumption Agreement, which is included as Exhibit 4.4 to this Current Report and is incorporated herein by reference.

Employment Agreements

On the closing date, Cision entered into employment agreements with each of Kevin Akeroyd and Jack Pearlstein (each, an “executive” and together, the “executives”). The employment period for each executive will continue until (i) such executive’s resignation, death or disability or (ii) the board terminates such executive’s employment with or without cause. In addition to Messrs. Akeroyd and Pearlstein’s respective salaries, each will be entitled to an annual bonus in an amount up to 100% and 50%, respectively, of his annual base salary, as determined by the board in good faith based upon the performance of the executive and the achievement by Cision of financial, operating and other objectives mutually agreed upon by the board and the executive, to be paid in the following fiscal year on or prior to April 30. Upon the termination of either executives’ employment for any reason, such executive shall be entitled to receive (A) any earned but unpaid salary through the date of such termination, (B) reimbursement for approved expenses accrued during employment, (C) any earned but unpaid annual bonus relating to any prior period, and (D) any vested benefits (including vacation) accrued through the date of such termination (collectively, the “Accrued Obligations”). If Messrs. Akeroyd or Pearlstein’s employment is terminated by resignation of such executive with good reason or by the board without cause, then, in addition to the Accrued Obligations, during the 12-month period or 18-month period, respectively, commencing on the date of termination (the “Severance Period”), (x) Cision shall pay to Messrs. Akeroyd or Pearlstein an aggregate amount equal to 100% or 150%, respectively, of his salary, payable in equal installments on his regular salary payment dates as in effect on the date of the separation, and (y) Cision shall pay the premiums for such executive’s continued coverage under Cision’s health benefit plan during the severance period. This summary is qualified in its entirety by reference to the Employment Agreements of Messrs. Akeroyd and Pearlstein, which are included as Exhibits 10.16 and 10.17 to this Current Report, respectively, and are incorporated herein by reference.

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FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Capitol was immediately before the Transactions, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Cision, as the successor issuer to Capitol, is providing the information below that would be included in a Form 10 if Cision were to file a Form 10. Please note that the information provided below relates to the combined company after Holdings’ acquisition of Cision LuxCo in connection with the consummation of the Transactions, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Some of the information contained in this Current Report on Form 8-K, or incorporated herein by reference, constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. These statements can be identified by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intend,” and “continue” or similar words. Investors should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

Cision believes it is important to communicate its expectations to its securityholders. However, there may be events in the future that Cision’s management is not able to predict accurately or over which Cision has no control. The risk factors and cautionary language contained in this Current Report on Form 8-K, and incorporated herein by reference, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including among other things:

•	the ability to maintain the listing of Cision’s securities on a national securities exchange;

•	changes adversely affecting the business in which Cision is engaged;

•	Cision’s ability to execute on its plans to develop and market new products and the timing of these development programs;

•	Cision’s estimates of the size of the markets for its solutions;

•	the rate and degree of market acceptance of Cision’s solutions;

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•	the success of other competing technologies that may become available;

•	Cision’s ability to identify and integrate acquisitions;

•	the performance and security of Cision’s services;

•	potential litigation involving Cision;

•	general economic conditions; and

•	the result of future financing efforts.

Undue reliance should not be placed on these forward-looking statements.

Business

The business of Cision is described in the Proxy Statement/Prospectus in the section entitled “Business of Cision” beginning on page 125 and that information is incorporated herein by reference.

Risk Factors

The risks associated with Cision’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 24 and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of Cision. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Cision’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 136, which is incorporated herein by reference.

Properties

The facilities of Cision are described in the Proxy Statement/Prospectus in the section entitled “Business of Cision – Facilities” on page 135 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Closing regarding the beneficial ownership of Cision’s ordinary shares by:

•	Each person known to be the beneficial owner of more than 5% of Cision’s outstanding ordinary shares;

•	Each director and each of Cision’s principal executive officers and two other most highly compensated executive officers (“named executive officers”); and

•	All current executive officers and directors as a group.

Unless otherwise indicated, Cision believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

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Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Ordinary Shares(2)
Directors and Executive Officers Post-Business combination:
Kevin Akeroyd	—	(3)	—
Peter Granat	—	(3)	—
Jack Pearlstein	—	(3)	—
Mark Jones	—		—
Jeremy Thompson	—	(3)	—
Mark D. Ein	8,976,426	(4)	7.2%
L. Dyson Dryden	2,992,143	(5)	2.5%
Stephen P. Master	—	(6)(7)	—
Stuart Yarbrough	—		—
Mark M. Anderson	—	(6)(7)	—
Philip A. Canfield	—	(6)(7)	—
All directors and executive officers post-business combination as a group (ten individuals)	11,968,569		9.5%

Five Percent Holders:
Cision Owner	84,045,714	(6)	68.6%
Capitol Acquisition Management 3 LLC	8,976,426	(8)	7.2%
___________________

(1)	Unless otherwise indicated, the business address of each of the individuals is 130 East Randolph St., 7th Floor, Chicago, IL 60601.

(2)	The percentage of beneficial ownership of Cision is calculated based on 120,512,402 ordinary shares outstanding. The amount of beneficial ownership for each individual or entity post-business combination includes shares of common stock issuable as a result of Capitol’s warrants as such warrants will become exercisable on July 29, 2017. Unless otherwise indicated, Cision believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them upon consummation of the Transactions.

(3)	Messrs. Akeroyd, Granat, Pearlstein and Thompson are investors in Cision Owner through their holdings of Class C Units. None of the foregoing persons has direct or indirect voting or dispositive power with respect to the ordinary shares of Cision held of record by Cision Owner.

(4)	Represents shares held by Capitol Acquisition Management 3 LLC, of which Leland Investments Inc., an entity controlled by Mr. Ein, is the sole member. Includes 4,281,048 shares issuable upon exercise of private warrants.

(5)	Represents shares held by Capitol Acquisition Founder 3 LLC, an entity controlled by Mr. Dryden. Includes 1,427,017 shares issuable upon exercise of private warrants.

(6)	Includes 1,969,841 ordinary shares issuable upon exercise of private warrants. Voting and dispositive power with respect to the ordinary shares held by Cision Owner is exercised by its general partner, Canyon Partners, Ltd., which is controlled by a majority vote of its ten-member board of directors (“Canyon Board of Directors”). GTCR Investment X AIV Ltd. (“GTCR AIV”) as the sole shareholder of Canyon Partners, Ltd. may be deemed to share voting and dispositive power over the ordinary shares held by Cision Owner. GTCR AIV is managed by a ten-member board of Directors (the “AIV Board of Directors”) comprised of Mark M. Anderson, Craig A. Bondy, Philip A. Canfield, Aaron D. Cohen, Sean L. Cunningham, David A. Donnini, Constantine S. Mihas, Collin E. Roche, Lawrence C. Fey IV and Benjamin J. Daverman. Each of the foregoing entities and the individual members of each of the Canyon Board of Directors and the AIV Board of Directors disclaim beneficial ownership of the shares held of record by Cision Owner except to the extent of his, her or its pecuniary interest. The address for Cision Owner, Canyon Partners, Ltd. and GTCR AIV is c/o GTCR Golder Rauner II, LLC, 300 North LaSalle Street, Suite 5600, Chicago, Illinois 60654.

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(7)	Messrs. Canfield and Anderson are Managing Directors of GTCR LLC, and Mr. Master is a Vice President of GTCR LLC. Each of Messrs. Canfield, Anderson and Master disclaims beneficial ownership of any units of Cision Owner beneficially owned by Canyon Partners, Ltd. and GTCR AIV, except to the extent of his indirect pecuniary interest.

(8)	Includes 4,281,048 shares issuable upon exercise of private warrants.

Directors and Executive Officers

Cision’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section entitled “The Director Election Proposal – Information about Executive Officers, Directors and Nominees” beginning on page 95 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Cision’s executive officers and directors is described in the Proxy Statement/Prospectus in the section entitled “The Director Election Proposal – Executive Compensation” beginning on page 101 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of Cision are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 163 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Business of Cision – Legal Proceedings” beginning on page 135, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Cision’s ordinary shares began trading on the NYSE under the symbol “CISN” and its warrants began trading on the NYSE MKT under the symbol “CISN WS” on June 30, 2017, subject to ongoing review of Cision’s satisfaction of all listing criteria post-business combination, in lieu of the common stock and warrants of Capitol. Cision has not paid any cash dividends on its ordinary shares to date. It is the present intention of Cision’s board of directors to retain all earnings, if any, for use in Cision’s business operations and, accordingly, Cision’s board does not anticipate declaring any dividends in the foreseeable future. The payment of dividends is within the discretion of Cision’s board of directors and will be contingent upon Cision’s future revenues and earnings, if any, capital requirements and general financial condition.

Information respecting Capitol’s common stock, rights and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section entitled “Price Range of Capitol Securities and Dividends” on page 176 and such information is incorporated herein by reference.

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Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of Cision’s ordinary shares to Cision Owner in the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Cision’s securities is contained in the Proxy Statement/Prospectus in the section entitled “Description of Holdings’ Securities” beginning on page 167 and is incorporated herein by reference.

Indemnification of Directors and Officers

The Companies Law (2013 Revision) of the Cayman Islands (the “Companies Law”) permits Cision to indemnify its directors, officers, employees and agents, subject to limitations imposed by the Companies Law. Cision’s Amended and Restated Memorandum and Articles of Association require it to indemnify directors and officers to the full extent permitted by the Companies Law. Cision also entered into indemnification agreements with certain of its officers and directors on the Closing that provide for indemnification to the maximum extent allowed under the Companies Law. Information about the indemnification of Cision’s directors and officers is set forth in “Part II, Item 14. Indemnification of Directors and Officers” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial statements and supplementary data of Cision and affiliates.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure contained in Item 4.01 of this Report, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of Cision and affiliates.

Item 2.02.	Results of Operations and Financial Condition.

Certain annual and quarterly financial information regarding Cision was included in the Proxy Statement/Prospectus, in the section entitled “Cision’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 136, which is incorporated herein by reference. The disclosure contained in Item 2.01 of this Report is also incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Marcum, LLP (“Marcum”) served as the independent registered public accounting firm for Capitol (and its subsidiaries, including Holdings) from its inception through the Closing. The firm of PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm for Cision. Upon Closing, PwC became the independent registered public accounting firm for Cision. The decision to engage PwC following the Transactions was made by the board of directors of Cision on June 29, 2017 because the historical financial statements of Cision LuxCo became the historical financial statements of Cision following the Closing.

Marcum’s report on Capitol’s financial statements for the year ended December 31, 2016 and for the period from July 13, 2015 (inception) to December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Marcum’s engagement by Capitol, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

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During the period from July 13, 2015 (Capitol’s inception) through December 31, 2016 and the subsequent interim period preceding the engagement of PwC, Capitol did not consult PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Capitol’s financial statements, and either a written report was provided to Cision or oral advice was provided that PwC concluded was an important factor considered by Cision in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Cision provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Report and requested that Marcum furnish a letter addressed to the Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal” beginning on page 58 and “The Merger Agreement” beginning on page 76, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Report, which is incorporated by reference.

Immediately after giving effect to the Transactions, there were 120,512,402 ordinary shares of Cision outstanding. As of such time, Cision Owner held 68.1% of the outstanding ordinary shares of Cision, excluding warrants to purchase an additional 1,969,841 ordinary shares of Cision.

Item 5.06.	Change in Shell Company Status.

As a result of the Transactions, Capitol ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “The Business Combination Proposal” beginning on page 58 and “The Merger Agreement” beginning on page 76, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

Item 8.01.	Other Events

As a result of the Merger and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Cision is a successor issuer to Capitol. Cision hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01.	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-27, and under “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 82, which information is incorporated herein by reference.

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(d)       Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of March 19, 2017, by and among Capitol Acquisition Corp. III, Capitol Acquisition Holding Company Ltd., Capitol Acquisition Merger Sub, Inc., Canyon Holdings (Cayman), L.P. and Canyon Holdings S.a r.l. (incorporated by reference to the definitive Proxy Statement/Prospectus filed on June 15, 2017).
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 7, 2017, by and among Capitol Acquisition Corp. III, Capitol Acquisition Holding Company Ltd., Capitol Acquisition Merger Sub, Inc., Canyon Holdings (Cayman), L.P. and Canyon Holdings S.a r.l. (incorporated by reference to the definitive Proxy Statement/Prospectus filed on June 15, 2017).
3.1	Amended and Restated Memorandum and Articles of Association of Cision Ltd.
4.1	Specimen Ordinary Share Certificate of Capitol Acquisition Holding Company Ltd. (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
4.2	Specimen Warrant Certificate of Capitol Acquisition Corp. III. (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and Capitol Acquisition Corp. III (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
4.4	Assignment and Assumption Agreement between Continental Stock Transfer & Trust Company, Capitol Acquisition Corp. III and Capitol Acquisition Holding Company Ltd.
10.1	Letter Agreement signed by each of Capitol Acquisition Management 3 LLC and Mark D. Ein (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
10.2	Letter Agreement signed by each of Capitol Acquisition Founder 3 LLC and L. Dyson Dryden (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
10.3	Letter Agreement signed by each of Lawrence Calcano, Piyush Soda and Richard C. Donaldson (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
10.4	Stock Escrow Agreement between Capitol Acquisition Corp. III, Continental Stock Transfer & Trust Company and each of Capitol Acquisition Management 3 LLC, Capitol Acquisition Founder 3 LLC, Lawrence Calcano, Richard C. Donaldson and Piyush Sodha (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
10.5	Registration Rights Agreement between Cision Ltd. and certain holders identified therein.
10.6	Director Nomination Agreement between Cision Ltd., Canyon Holdings (Cayman), L.P. and the other parties named therein.
10.7	2017 Omnibus Incentive Plan (incorporated by reference to the definitive Proxy Statement/Prospectus filed on June 15, 2017).
10.8	Form of Non-Equity Incentive Plan (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.9	Form of Director Indemnification Agreement (Affiliates of Canyon Holdings (Cayman), L.P.).
10.10	Form of Director Indemnification Agreement (Affiliates of Capitol Acquisition Management 3 LLC and Capitol Acquisition Founder 3 LLC).
10.11	Form of Director and Officer Indemnification Agreement (Officers and Independent Directors).
10.12	First Lien Credit Agreement (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.13	Amendment to First Lien Credit Agreement (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.14	Second Lien Credit Agreement (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.15	Support Agreement (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.16	Employment Agreement between Cision U.S. Inc. and Kevin Akeroyd.
10.17	Employment Agreement between Cision U.S. Inc. and Jack Pearlstein.

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Exhibit	Description
10.18	Office Lease between Cision U.S. Inc. and BFPRU I, LLC.
14.1	Code of Ethics.
16.1	Letter dated July 6, 2017, from Marcum, LLP to the Registrant.
21.1	List of Subsidiaries of Cision Ltd.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2017

CISION LTD.

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer